UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 11, 2013

Unigene Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

On April 11, 2013, Unigene Laboratories, Inc. (the “Company”) dismissed Grant Thornton LLP as independent auditors for the Company. The dismissal of Grant Thornton LLP will be effective immediately. The change in independent auditors was approved by the Company’s Audit Committee.

The reports of Grant Thornton LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2011 and December 31, 2012 contained no adverse opinion or disclaimer of opinion and included a going concern qualification due to the Company’s financial position. During the Company’s fiscal years ended December 31, 2011 and 2012 and any subsequent interim period preceding the Company’s dismissal of Grant Thornton LLP, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to such disagreements in its report on the consolidated financial statement for such years.

Grant Thornton LLP has provided the Company with a copy of Grant Thornton LLP’s letter addressed to the Securities and Exchange Commission stating that Grant Thornton LLP agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K. A copy of Grant Thornton LLP’s letter is filed as Exhibit 16.1 and incorporated in this Item 4.01 by reference.

On April 11, 2013, the Company engaged BDO USA, LLP (“BDO”) as the Company’s independent auditors. The Company has not consulted with BDO during the two fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through April 11, 2013, regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that BDO concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Document Description
16.1	Letter of Concurrence from Grant Thornton LLP Regarding Change in Certifying Accountant

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

	By:	/s/ Ashleigh Palmer
Ashleigh Palmer – Chief Executive Officer

Date: April 16, 2013